                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) February 28, 2002
                                                 -----------------


                              BANCFIRST CORPORATION
                              ---------------------
             (Exact name of registrant as specified in its charter)



           OKLAHOMA                        0-14384               73-1221379
           --------                        -------               ----------
(State or other jurisdiction of          (Commission          (I.R.S. Employer
        incorporation)                  File Number)         Identification No.)



     101 North Broadway, Oklahoma City, Oklahoma                        73102
     -------------------------------------------                        -----
       (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code (405) 270-1086
                                                   --------------

Item 9. Regulation FD Disclosure.

                              BANCFIRST CORPORATION
                           CONSOLIDATED BALANCE SHEET
                                   (Unaudited)
                             (Dollars in thousands)

                                                                              December 31,
                                                                     -------------------------------
                                                                          2001             2000
                                                                     --------------   --------------
ASSETS
Cash and due from banks                                               $    152,577     $    162,455
Interest-bearing deposits with banks                                        12,528              663
Federal funds sold                                                         208,000           65,900
Securities (market value: $545,953 and $561,434, respectively)             544,291          560,551
Loans:
  Total loans (net of unearned interest)                                 1,717,433        1,666,338
  Allowance for loan losses                                                (24,531)         (25,380)
                                                                     -------------    -------------
         Loans, net                                                      1,692,902        1,640,958
Premises and equipment, net                                                 61,642           57,795
Other real estate owned                                                      2,132            1,453
Intangible assets, net                                                      22,149           25,156
Accrued interest receivable                                                 22,012           27,288
Other assets                                                                38,812           28,036
                                                                     -------------    -------------
         Total assets                                                 $  2,757,045     $  2,570,255
                                                                     =============    =============

LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
  Noninterest-bearing                                                 $    599,108     $    509,770
  Interest-bearing                                                       1,802,220        1,757,627
                                                                     -------------    -------------
         Total deposits                                                  2,401,328        2,267,397
Short-term borrowings                                                       52,091           37,292
Long-term borrowings                                                        24,090           26,613
9.65% Capital Securities                                                    25,000           25,000
Accrued interest payable                                                     9,391           10,302
Other liabilities                                                           19,837            6,693
Minority interest                                                            2,140               --
                                                                     -------------    -------------
         Total liabilities                                               2,533,877        2,373,297
                                                                     -------------    -------------
Commitments and contingent liabilities
Stockholders' equity:
  Common stock, $1.00 par (shares issued: 8,260,099 and
    8,326,638, respectively)                                                 8,260            8,327
  Capital surplus                                                           57,412           56,169
  Retained earnings                                                        148,306          130,932
  Accumulated other comprehensive income                                     9,190            1,530
                                                                     -------------    -------------
         Total stockholders' equity                                        223,168          196,958
                                                                     -------------    -------------
         Total liabilities and stockholders' equity                   $  2,757,045     $  2,570,255
                                                                     =============    =============

See accompanying notes to consolidated financial statements.

                              BANCFIRST CORPORATION
                        CONSOLIDATED STATEMENT OF INCOME
                                   (Unaudited)
                  (Dollars in thousands, except per share data)

                                                                  Three Months Ended                Year Ended
                                                                      December 31,                 December 31,
                                                              -------------------------     -------------------------
                                                                 2001           2000           2001           2000
                                                              ----------     ----------     ----------     ----------
INTEREST INCOME
Loans, including fees                                          $  33,180      $  39,091      $ 144,250      $ 145,356
Securities:
  Taxable                                                          7,031          8,087         29,513         33,018
  Tax-exempt                                                         524            596          2,223          2,201
Federal funds sold                                                   770            613          6,266          1,714
Interest-bearing deposits with banks                                 121             52            391            100
                                                              ----------     ----------     ----------     ----------
         Total interest income                                    41,626         48,439        182,643        182,389
                                                              ----------     ----------     ----------     ----------
INTEREST EXPENSE
Deposits                                                          14,351         20,412         72,009         73,974
Short-term borrowings                                                189            457          1,632          1,898
Long-term borrowings                                                 391            446          1,623          1,735
9.65% Capital Securities                                             612            612          2,447          2,447
                                                              ----------     ----------     ----------     ----------
         Total interest expense                                   15,543         21,927         77,711         80,054
                                                              ----------     ----------     ----------     ----------
Net interest income                                               26,083         26,512        104,932        102,335
Provision for loan losses                                            388            735          1,780          4,045
                                                              ----------     ----------     ----------     ----------
         Net interest income after provision for loan losses      25,695         25,777        103,152         98,290
                                                              ----------     ----------     ----------     ----------
NONINTEREST INCOME
Trust revenue                                                        945            765          3,632          3,130
Service charges on deposits                                        5,480          4,681         19,880         17,493
Securities transactions                                             (228)            --            221             --
Income from sales of loans                                           331            345            947          1,186
Other                                                              3,073          1,938         12,228          8,093
                                                              ----------     ----------     ----------     ----------
         Total noninterest income                                  9,601          7,729         36,908         29,902
                                                              ----------     ----------     ----------     ----------
NONINTEREST EXPENSE
Salaries and employee benefits                                    13,894         12,975         54,513         49,208
Occupancy and fixed assets expense, net                            1,395          1,617          5,815          5,768
Depreciation                                                       1,414          1,361          5,342          5,186
Amortization of intangibles                                          731            898          2,996          3,249
Data processing services                                             527            602          2,240          2,505
Net expense from other real estate owned                              28             88            153            400
Other                                                              6,486          5,875         25,562         21,408
                                                              ----------     ----------     ----------     ----------
         Total noninterest expense                                24,474         23,416         96,620         87,724
                                                              ----------     ----------     ----------     ----------
Income before taxes                                               10,822         10,090         43,440         40,468
Income tax expense                                                (3,927)        (3,370)       (15,479)       (14,251)
                                                              ----------     ----------     ----------     ----------
         Net income                                                6,895          6,720         27,961         26,217
Other comprehensive income, net of tax:
  Unrealized gains (losses) on securities                         (2,023)         3,655          7,660          5,038
                                                              ----------     ----------     ----------     ----------
         Comprehensive income                                  $   4,872      $  10,375      $  35,621      $  31,255
                                                              ==========     ==========     ==========     ==========
NET INCOME PER COMMON SHARE
Basic                                                          $    0.84      $    0.81      $    3.38      $    3.22
                                                              ==========     ==========     ==========     ==========
Diluted                                                        $    0.83      $    0.80      $    3.34      $    3.19
                                                              ==========     ==========     ==========     ==========

See accompanying notes to consolidated financial statements.

                              BANCFIRST CORPORATION
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)
                  (Dollars in thousands, except per share data)

(1)   GENERAL

      The accompanying consolidated financial statements include the accounts of BancFirst Corporation, BFC Capital Trust I, Century Life Assurance Company, Council Oak Capital, Inc., Council Oak Partners, LLC, and BancFirst and its subsidiaries. All significant intercompany accounts and transactions have been eliminated. Assets held in a fiduciary or agency capacity are not assets of the Company and, accordingly, are not included in the consolidated financial statements.

      The unaudited interim financial statements contained herein reflect all adjustments which are, in the opinion of management, necessary to provide a fair statement of the financial position and results of operations of the Company for the interim periods presented. All such adjustments are of a normal and recurring nature. There have been no significant changes in the accounting policies of the Company since December 31, 2000, the date of the most recent annual report. Certain amounts in the 2000 financial statements have been reclassified to conform to the 2001 presentation.

      The preparation of financial statements in conformity with generally accepted accounting principles inherently involves the use of estimates and assumptions that affect the amounts reported in the financial statements and the related disclosures. Such estimates and assumptions may change over time and actual amounts may differ from those reported.

(2)   RECENT ACCOUNTING PRONOUNCEMENTS

      The Financial Accounting Standards Board (the "FASB") Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended by Statements 137 and 138, was adopted by the Company on January 1, 2001. This Statement established accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the statement of financial position and measure those financial instruments at fair value. The accounting for changes in the fair value of a derivative instrument depends on the intended use of the derivative and its resulting designation. The adoption of this standard did not have a material effect on the Company's consolidated financial statements.

      In September 2000, the FASB issued Statement of Financial Accounting Standards No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities -A Replacement of FASB Statement No. 125". This Statement is effective for transfers occurring after March 31, 2001 and for disclosures relating to securitization transactions and collateral for fiscal years ending after December 15, 2000. The adoption of this standard did not have a material effect on the Company's consolidated financial statements.

      In June 2001, the FASB issued Statement of Financial Accounting Standards No. 141, "Business Combinations". This Statement is effective for all business combinations initiated after June 30, 2001, and requires that all business combinations be accounted for using the purchase method. Also in June 2001, the FASB issued Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets". Statement 142 requires that, for fiscal years beginning after December 15, 2001, goodwill and other indefinite-lived intangible assets already recognized in an entity's financial statements no longer be amortized, and that goodwill and other indefinite-lived intangible assets acquired after June 30, 2001 not be amortized. Instead, goodwill and other indefinite-lived intangible assets will be tested at least annually for impairment by comparing the fair value of those assets with their recorded amounts. Any impairment losses will be reported in the entity's income statement. The adoption of Statement 142 will have a material effect on the consolidated financial statements of the Company by eliminating goodwill amortization from its income statement and from the calculations of net income per share. Excluding the effects of goodwill amortization, the Company's net income for the three months and year ended December 31, 2001 would have been $7,392 and $30,028, respectively. Net income per diluted share for the same periods would have been $0.89 and $3.59, respectively. Management does not believe that the Company will recognize any impairment charges from the adoption of Statement 142.

      In June 2001, the FASB issued Statement of Financial Accounting Standards No. 143, "Accounting for Asset Retirement Obligations". This Statement is effective for financial statements issued for fiscal years beginning after June 15, 2002. Statement 143 requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of fair value can be made. The associated asset retirement costs are capitalized as part of the carrying amount of the long-lived asset. The Company does not expect the adoption of this standard to have a material effect on the Company's consolidated financial statements.

      In August 2001, the FASB issued Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets". This Statement is effective for fiscal years beginning after December 15, 2001, and replaces Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Asets to be Disposed Of" and also replaces the provisions of Accounting Principles Board Opinion No. 30, "Reporting Results of Operations - Reporting the Effects of Disposal of a Segment of a Business", for disposals of segments of a business. Statement 144 requires that long-lived assets to be disposed of by sale be measured at the lower of carrying amount or fair value less cost to sell, whether reported in continuing operations or in discontinued operations. Statement 144 also broadens the reporting of discontinued operations to include all components of an entity with operations that can be distinguished from the rest of the ongoing operations of the entity. Since the provisions of this Statement are to be applied prospectively, the adoption of this new standard will not have a material effect on the Company's consolidated financial statements.

(3)   RECENT DEVELOPMENTS; MERGERS, ACQUISITIONS AND DISPOSALS

      In March 2000, BancFirst Corporation became a financial holding company under the new Gramm-Leach-Bliley financial services modernization law. This will allow the Company to expand into new financial activities such as insurance underwriting, securities underwriting and dealing, and mutual fund distribution.

      In October 2000, BancFirst Corporation completed the acquisition of First Southwest Corporation of Frederick, Oklahoma ("First Southwest") which had total assets of approximately $118,000. All of the outstanding shares of First Southwest common stock were exchanged for 266,681 shares of BancFirst Corporation common stock and approximately $4,335 of cash. The acquisition was accounted for as a purchase. Accordingly, the effects of the acquisition are included in the Company's consolidated financial statements from the date of the acquisition forward. Total intangible assets of $4,279 were recorded for the purchase. The acquisition did not have a material effect on the results of operations of the Company for 2000.

      In January 2001, BancFirst Corporation completed the acquisition of 75% of the outstanding common stock of Century Life Assurance Company ("Century Life") from Pickard Limited Partnership, a Rainbolt family partnership. Century Life underwrites credit life insurance, credit accident and health insurance, and ordinary life insurance. The Rainbolt family is the largest shareholder of BancFirst Corporation and two members of the family are the Chairman and the CEO of BancFirst Corporation. The purchase price was $5,429. At December 31, 2000, Century Life had total assets of $22,964 and total stockholders' equity of $6,956. The acquisition was accounted for as a book value purchase. Accordingly, the acquisition was recorded based on the book value of Century Life and the effects of the acquisition are included in the Company's consolidated financial statements from the date of the acquisition forward. The acquisition is not expected to have a material effect on the results of operations of the Company for 2001.

(4)SECURITIES

      The table below summarizes securities held for investment and securities available for sale.

                                                              December 31,
                                                         ---------------------
                                                            2001        2000
                                                         ---------   ---------
     Held for investment at cost (market value: $73,538  $  71,876   $ 106,991
       and $107,874, respectively)
     Available for sale, at market value                   472,415     453,560
                                                         ---------   ---------
              Total                                      $ 544,291   $ 560,551
                                                         =========   =========

(5)   LOANS AND ALLOWANCE FOR LOAN LOSSES

      The following is a schedule of loans outstanding by category:

                                                           December 31,
                                     ---------------------------------------------------
                                                2001                        2000
                                     --------------------------   ----------------------
                                         Amount       Percent        Amount      Percent
                                     ------------- ------------   ------------  --------
Commercial and industrial               $ 396,409      23.08%     $ 394,534      23.68%
Agriculture                                96,016       5.59         91,263       5.48
State and political subdivisions:
  Taxable                                     152       0.01             47       0.01
  Tax-exempt                               17,602       1.02         17,232       1.03
Real Estate:
  Construction                             84,445       4.92         84,637       5.08
  Farmland                                 58,080       3.38         56,695       3.40
  One to four family residences           383,793      22.34        372,460      22.35
  Multifamily residential properties       15,906       0.93         19,869       1.19
  Commercial                              358,363      20.87        322,759      19.37
Consumer                                  271,475      15.81        275,175      16.51
Other                                      35,192       2.05         31,667       1.90
                                     ------------   --------     -----------    -------
         Total loans                   $1,717,433     100.00%    $1,666,338     100.00%
                                     ============   ========     ===========    =======

Loans held for sale (included above)   $   10,955                $    5,106
                                     ============                ===========

      The Company's loans are mostly to customers within Oklahoma and over half of the loans are secured by real estate. Credit risk on loans is managed through limits on amounts loaned to individual borrowers, underwriting standards and loan monitoring procedures. The amounts and types of collateral obtained to secure loans are based upon the Company's underwriting standards and management's credit evaluation. Collateral varies, but may include real estate, equipment, accounts receivable, inventory, livestock and securities. The Company's interest in collateral is secured through filing mortgages and liens, and in some cases, by possession of the collateral. The amount of estimated loss due to credit risk in the Company's loan portfolio is provided for in the allowance for loan losses. The amount of the allowance required to provide for all existing losses in the loan portfolio is an estimate based upon evaluations of loans, appraisals of collateral and other estimates which are subject to rapid change due to changing economic conditions and the economic prospects of borrowers. It is reasonably possible that a material change could occur in the estimated allowance for loan losses in the near term

      Changes in the allowance for loan losses are summarized as follows:

                                            Three Months Ended          Year Ended ,
                                               December 31,             December 31,
                                         ------------------------ ------------------------
                                              2001        2000        2001        2000
                                         ------------ ----------- ----------- ------------
Balance at beginning of period              $ 24,993    $ 24,076    $ 25,380     $ 22,548
                                         ----------- ----------- ------------ ------------
Charge-offs                                   (1,069)     (1,375)     (3,657)      (4,377)
Recoveries                                       219         466       1,028        1,686
                                         ------------ ----------- ----------- ------------
        Net charge-offs                         (850)       (909)     (2,629)      (2,691)
                                         ------------ ----------- ----------- ------------
Provisions charged to operations                 388         735       1,780        4,405
Additions from acquisitions                       --       1,478          --        1,478
                                         ------------ ----------- ----------- ------------
        Total additions                          388       2,213       1,780        5,523
                                         ------------ ----------- ----------- ------------
Balance at end of period                    $ 24,531    $ 25,380    $ 24,531     $ 25,380
                                         ============ =========== =========== ============

    The net charge-offs by category are summarized as follows:

                                                      Three Months Ended           Year Ended
                                                         December 31,             December 31,
                                                   ------------------------ ------------------------
                                                      2001         2000        2001        2000
                                                   ------------ ----------- ----------- ------------
     Commercial, financial and other                  $  100     $   (16)     $   582      $   519
     Real estate - construction                           10          65           10          121
     Real estate - mortgage                               57         143          131          341
     Consumer                                            683         717        1,906        1,710
                                                   ------------ ----------- ----------- ------------
          Total                                       $  850     $   909      $ 2,629      $ 2,691
                                                   ============ =========== =========== ============


(6) NONPERFORMING AND RESTRUCTURED ASSETS

    Below is a summary of nonperforming and restructured assets:

                                                                            December 31,
                                                                      ------------------------
                                                                         2001           2000
                                                                      -----------  -----------
        Past due over 90 days and still accruing                      $    1,742    $    2,790
        Nonaccrual                                                        10,225         8,852
        Restructured                                                       1,348           569
                                                                      -----------  -----------
                 Total nonperforming and restructured loans               13,315        12,211
        Other real estate owned and repossessed assets                     2,699         2,130
                                                                      -----------  -----------
                 Total nonperforming and restructured assets          $   16,014   $    14,341
                                                                      ===========  ===========
        Nonperforming and restructured loans to total loans                 0.78%         0.73%
                                                                      ===========  ===========
        Nonperforming and restructured assets to total assets               0.58%         0.56%
                                                                      ===========  ===========


(7) INTANGIBLE ASSETS

    The following is a summary of intangible assets, net of accumulated amortization:

                                                                           December 31,
                                                                  -------------------------
                                                                      2001          2000
                                                                  -----------    ----------
        Excess of cost over fair value of assets acquired         $    20,235    $   22,704
        Core deposit intangibles                                        1,912         2,448
        Trademarks                                                          2             4
                                                                  -----------    ----------
               Total                                              $    22,149    $   25,156
                                                                  ===========    ==========


(8)   CAPITAL

      The Company is subject to risk-based capital guidelines issued by the Board of Governors of the Federal Reserve System. These guidelines are used to evaluate capital adequacy and involve both quantitative and qualitative evaluations of the Company's assets, liabilities, and certain off-balance-sheet items calculated under regulatory practices. Failure to meet the minimum capital requirements can initiate certain mandatory or discretionary actions by the regulatory agencies that could have a direct material effect on the Company's financial statements. The required minimums and the Company's respective ratios are shown below.

                                                    Minimum                 December 31,
                                                                  -------------------------------
                                                   Required            2001              2000
                                                 ------------     -------------     -------------
             Tier 1 capital                                        $    216,832      $    195,273
             Total capital                                         $    241,862      $    217,708
             Risk-adjusted assets                                  $  1,955,789      $  1,741,664
             Leverage ratio                          3.00%                 7.93%             7.67%
             Tier 1 capital ratio                    4.00%                11.09%            11.21%
             Total capital ratio                     8.00%                12.37%            12.50%

      To be "well capitalized" under federal bank regulatory agency definitions, a depository institution must have a Tier 1 ratio of at least 6%, a combined Tier 1 and Tier 2 ratio of at least 10%, and a leverage ratio of at least 5%. As of December 31, 2001 and 2000, BancFirst was considered to be "well capitalized". There are no conditions or events since the most recent notification of BancFirst's capital category that management believes would change its category.

(9)   STOCK REPURCHASE PLAN

      In November 1999, the Company adopted a new Stock Repurchase Program (the "SRP") authorizing management to repurchase up to 300,000 shares of the Company's common stock. In May 2001, the SRP was amended to increase the shares authorized to be repurchased by 277,916 shares. The SRP may be used as a means to increase earnings per share and return on equity, to purchase treasury stock for the exercise of stock options or for distributions under the Deferred Stock Compensation Plan, to provide liquidity for optionees to dispose of stock from exercises of their stock options, and to provide liquidity for shareholders wishing to sell their stock. The timing, price and amount of stock repurchases under the SRP may be determined by management and must be approved by the Company's Executive Committee. At December 31, 2001 there were 294,235 shares remaining that could be repurchased under the SRP. Below is a summary of the shares repurchased under the program.

                                                      Three Months Ended               Year Ended
                                                          December 31,                December 31,
                                                   ------------------------    ------------------------
                                                      2001          2000          2001          2000
                                                   ----------    ----------    ----------    ----------
       Number of shares repurchased                        --        36,945       119,519       108,379
       Average price of shares repurchased          $      --     $   36.77     $   39.34     $   30.99

(10)  COMPREHENSIVE INCOME

      The only component of comprehensive income reported by the Company is the unrealized gain or loss on securities available for sale. The amount of this unrealized gain or loss, net of tax, has been presented in the statement of income for each period as a component of other comprehensive income. Below is a summary of the tax effects of this unrealized gain or loss.

                                                      Three Months Ended               Year Ended
                                                          December 31,                December 31,
                                                   ------------------------    ------------------------
                                                      2001          2000          2001          2000
                                                   ----------    ----------    ----------    ----------
       Unrealized gain (loss) during the period:
       Before-tax amount                            $  (3,061)    $   5,695     $  10,559     $   8,039
       Tax (expense) benefit                            1,038        (2,040)       (2,899)       (3,000)
                                                   -----------   ----------    ----------    ----------
       Net-of-tax amount                            $  (2,023)    $   3,655     $   7,660     $   5,038
                                                   ===========   ==========    ==========    ==========

      The amount of unrealized gain or loss included in accumulated other comprehensive income is summarized below.

                                                      Three Months Ended               Year Ended
                                                          December 31,                December 31,
                                                   ------------------------    ------------------------
                                                      2001          2000          2001          2000
                                                   ----------    ----------    ----------    ----------
       Unrealized gain (loss) on securities:
       Beginning balance                            $  11,213      $ (2,125)     $  1,530     $  (3,508)
       Current period change                           (2,023)        3,655         7,660         5,038
                                                   ----------    ----------     ---------     ---------
       Ending balance                               $   9,190      $  1,530      $  9,190      $  1,530
                                                   ==========    ==========     =========     =========

(11)  NET INCOME PER COMMON SHARE

      Basic and diluted net income per common share are calculated as follows:

                                                               Income            Shares         Per Share
                                                            (Numerator)      (Denominator)        Amount
                                                           -------------    ---------------    -----------
         Three Months Ended December 31, 2001
         ------------------------------------
         Basic
         Income available to common stockholders            $      6,895          8,254,346     $     0.84
                                                                                               ===========
         Effect of stock options                                      --             70,233
                                                           -------------     --------------
         Diluted
         Income available to common stockholders
           plus assumed exercises of stock options          $      6,895          8,324,579     $     0.83
                                                           =============     ==============    ===========
         Three Months Ended December 31, 2000
         ------------------------------------
         Basic
         Income available to common stockholders            $      6,720          8,327,727     $     0.81
                                                                                               ===========
         Effect of stock options                                      --             97,940
                                                           -------------- -----------------
         Diluted
         Income available to common stockholders
           plus assumed exercises of stock options          $      6,720          8,425,667     $     0.80
                                                           =============     ==============    ===========
         Year Ended December 31, 2001
         ----------------------------
         Basic
         Income available to common stockholders            $     27,961          8,274,486     $     3.38
                                                                                               ===========
         Effect of stock options                                      --             96,584
                                                           -------------- -----------------
         Diluted
         Income available to common stockholders
           plus assumed exercises of stock options          $     27,961          8,371,070     $     3.34
                                                           =============     ==============    ===========
         Year Ended December 31, 2000
         ----------------------------
         Basic
         Income available to common stockholders            $     26,217          8,147,690     $     3.22
                                                                                               ===========
         Effect of stock options                                      --             76,484
                                                           -------------- -----------------
         Diluted
         Income available to common stockholders
           plus assumed exercises of stock options          $     26,217          8,224,174     $     3.19
                                                           =============     ==============    ===========

      Below is the number and average exercise prices of options that were excluded from the computation of diluted net income per share for each period because the options' exercise prices were greater than the average market price of the common shares.

                                                              Average
                                                              Exercise
                                                  Shares       Price
                                              ------------- -------------
Three Months Ended December 31, 2001               73,000    $  38.90
Three Months Ended December 31, 2000               10,000    $  40.00
Year Ended December 31, 2001                       20,192    $  40.13
Year Ended December 31, 2000                      251,540    $  33.84

                              BANCFIRST CORPORATION
                      SELECTED CONSOLIDATED FINANCIAL DATA
                                   (Unaudited)
                  (Dollars in thousands, except per share data)

                                                            Three Months Ended                      Year Ended
                                                                December 31,                        December 31,
                                                     ----------------------------------- -----------------------------------
                                                           2001              2000              2001              2000
                                                     ----------------- ----------------- ----------------- -----------------
Per Common Share Data
Net income - basic                                         $     0.84        $     0.81        $     3.38        $     3.22
Net income - diluted                                             0.83              0.80              3.34              3.19
Cash net income - diluted                                        0.91              0.90              3.66              3.54
Cash dividends                                                   0.18              0.18              0.72              0.66
Performance Data
Return on average assets                                         1.02%             1.08%             1.05%             1.10%
Return on average stockholders' equity                          12.38             13.98             13.32             14.89
Cash dividend payout ratio                                      21.43             22.22             21.30             20.50
Net interest spread                                              3.61              3.78              3.57              3.94
Net interest margin                                              4.35              4.77              4.44              4.84
Efficiency ratio                                                68.59             68.39             68.12             66.34

                                                                              December 31,
                                                                   -----------------------------------
                                                                         2001              2000
                                                                   ----------------- -----------------
Balance Sheet Data
Book value per share                                                     $    27.02        $    23.65
Tangible book value per share                                                 24.34             20.63
Average loans to deposits (year-to-date)                                      72.12%            73.07%
Average earning assets to total assets (year-to-date)                         90.11             90.11
Average stockholders' equity to average assets (year-to-date)                  7.86              7.38
Asset Quality Ratios
Nonperforming and restructured loans to total loans                            0.78%             0.73%
Nonperforming and restructured assets to total assets                          0.58              0.56
Allowance for loan losses to total loans                                       1.43              1.52
Allowance for loan losses to nonperforming and restructured loans            184.24            207.85

                              BANCFIRST CORPORATION
        CONSOLIDATED AVERAGE BALANCE SHEETS AND INTEREST MARGIN ANALYSES
                                   (Unaudited)
                 Taxable Equivalent Basis (Dollars in thousands)


                                                 Three Months Ended December 31,
                                ---------------------------------------------------------------
                                            2001                             2000
                                ------------------------------   ------------------------------
                                            Interest Average               Interest   Average
                                 Average    Income/   Yield/      Average   Income/    Yield/
                                 Balance    Expense    Rate       Balance   Expense     Rate
                                ----------- -------- ---------   ---------- --------- ---------
ASSETS
Earning assets:
  Loans (1)                     $1,700,998  $33,339      7.78%  $1,631,683   $39,091      9.50%
  Securities - taxable             506,967    7,031      5.50      505,566     8,087      6.35
  Securities - tax exempt           48,280      806      6.62       54,589       917      6.67
  Federal funds sold               162,777      891      2.17       41,017       665      6.43
                                ---------- --------             ---------- ---------
     Total earning assets        2,419,022   42,067      6.90     2,32,855    48,760      8.66
                                ---------- --------             ---------- ---------

Nonearning assets:
  Cash and due from banks          139,439                         125,700
  Interest receivable and other
    assets                         143,238                         135,689
  Allowance for loan losses        (24,871)                        (24,764)
                                ----------                      ----------
     Total nonearning assets       257,806                         236,625
                                ----------                      ----------
     Total assets               $2,676,828                      $2,469,480
                                ==========                      ==========

LIABILITIES AND
  STOCKHOLDERS' EQUITY
Interest-bearing liabilities:
  Transaction deposits           $ 348,663      947      1.08%  $  337,207     1,872      2.20%
  Savings deposits                 456,705    2,400      2.08      421,100     4,486      4.23
  Time deposits                    983,378   11,004      4.44      917,669    14,054      6.08
  Short-term borrowings             38,843      189      1.93       34,180       457      5.30
  Long-term borrowings              24,533      391      6.32       27,584       446      6.41
  9.65% Capital Securities          25,000      612      9.71       25,000       612      9.71
                                ---------- --------             ---------- ---------
     Total interest-bearing
liabilities                      1,877,122   15,543      3.29    1,780,671    21,927      4.89
                                ---------- --------             ---------- ---------

Interest-free funds:
  Noninterest-bearing deposits     543,924                         482,957
  Interest payable and other        34,785                          15,110
    liabilities
  Stockholders' equity             220,997                         190,742
                                ----------                      ----------
     Total interest-free funds     799,706                         688,809
                                ----------                      ----------
     Total liabilities
       and stockholders'
       equity                   $2,676,828                      $2,469,480
                                ==========                      ==========
Net interest income                         $26,524                          $26,833
                                            =======                         =========
Net interest spread                                      3.61%                            3.78%
                                                     ========                         ========
Net interest margin                                      4.35%                            4.77%
                                                     ========                         ========

(1) Nonaccrual loans are included in the average loan balances and any interest on such nonaccrual loans is recognized on a cash basis.

                              BANCFIRST CORPORATION
        CONSOLIDATED AVERAGE BALANCE SHEETS AND INTEREST MARGIN ANALYSES
                                   (Unaudited)
                 Taxable Equivalent Basis (Dollars in thousands)

                                                     Year Ended December 31,
                                ---------------------------------------------------------------
                                            2001                             2000
                                ------------------------------   ------------------------------
                                            Interest              Average   Interest  Average
                                 Average    Income/   Yield/      Average   Income/    Yield/
                                 Balance    Expense    Rate       Balance   Expense     Rate

                                ----------- -------- ---------   ---------- --------- ---------
ASSETS
Earning assets:
  Loans (1)                     $1,684,460 $144,928     8.60%   $1,542,795  $145,913      9.46%
  Securities - taxable             500,820   29,513      5.89      527,241    33,018      6.26
  Securities - tax exempt           50,126    3,420      6.82       50,869     3,386      6.66
  Federal funds sold               172,605    6,657      3.86       29,649     1,814      6.10
                               ----------- --------             ---------- ---------
     Total earning assets        2,408,011  184,518      7.66    2,150,554   184,131      8.56
                               ----------- --------             ---------- ---------

Nonearning assets:
  Cash and due from banks          144,320                         129,212
  Interest receivable and
 other assets                      145,159                         130,707
  Allowance for loan losses        (25,143)                        (23,929)
                                ----------                      ----------
     Total nonearning assets       264,336                         235,980
                                ----------                      ----------
     Total assets               $2,672,347                      $2,386,534
                                ==========                      ==========

LIABILITIES AND
  STOCKHOLDERS' EQUITY
Interest-bearing liabilities:
  Transaction deposits           $ 349,613    5,777      1.65%   $ 351,559     7,855      2.23%
  Savings deposits                 451,156   13,514      3.00      406,909    16,398      4.03
  Time deposits                  1,006,792   52,718      5.24      890,944    49,721      5.58
  Short-term borrowings             41,817    1,632      3.90       31,712     1,898      5.99
  Long-term borrowings              25,638    1,623      6.33       26,903     1,735      6.45
  9.65% Capital Securities          25,000    2,447      9.79       25,000     2,447      9.79
                               ----------- --------             ---------- ---------
     Total interest-bearing
liabilities                      1,900,016   77,711      4.09    1,733,027    80,054      4.62
                               ----------- --------             ---------- ---------

Interest-free funds:
  Noninterest bearing deposits     528,186                         461,870
  Interest payable and other
    liabilities                     34,219                          15,584
  Stockholders' equity             209,926                         176,053
                               -----------                      ----------
     Total interest-free funds     772,331                         653,507
                               -----------                      ----------
     Total liabilities
       and stockholders'
       equity                  $ 2,672,347                      $2,386,534
                               ===========                      ==========
Net interest income                         $106,807                        $103,520
                                            ========                        ========
Net interest spread                                      3.57%                            3.94%
                                                    =========                        =========
Net interest margin                                      4.44%                            4.84%
                                                    =========                        =========

(1) Nonaccrual loans are included in the average loan balances and any interest on such nonaccrual loans is recognized on a cash basis.

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   BANCFIRST CORPORATION
                                                   ---------------------
                                                       (Registrant)




Date  February 28, 2002                            /s/ Randy P. Foraker
      -----------------                            -------------------------
                                                       (Signature)
                                                   Randy P. Foraker
                                                   Senior Vice President and
                                                   Controller;
                                                   Assistant Secretary/Treasurer
                                                   (Principal Accounting
                                                   Officer)